UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 12, 2010

STRATEGIC MINING CORPORATION
(Name of small business issuer specified in its charter)

Wyoming	000-53961	88-0432539
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

130 King Street West, suite 1800

Toronto, Ontario Canada M5X-1E3

(Address of principal executive offices)

+1-416-865-3391
(Registrant’s telephone number)

_________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.02(a)  Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

On November 12, 2010, the board of directors discovered, as a result of  the review of its Form 10/A by its independent accountant, that a former version of the Form 10 was used for the second amended Form 10 filed on September 23, 2010.  As a result it omitted modifications to the company’s financial statements that were included in the first amended 10/A on August 9, 2010.  The company is filing Amendment No. 3 to its Form 10/A to correct the filing error.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2010	STRATEGIC MINING CORPORATION BY: TODD STERCK /s/ Todd Sterck Todd Sterck, Chief Executive Officer